UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2026

CONMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11311 Concept Blvd Largo, FL	33773
(Address of principal executive offices)	(Zip code)

(727) 392-6464
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐`    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Non-Employee Directors

On May 19, 2026, the Board of Directors (the “Board”) of CONMED Corporation (the “Company”) increased the size of the Board to nine directors and appointed Celine Martin and Jeff Mirviss as directors, each effective July 1, 2026. Ms. Martin and Mr. Mirviss will each serve a term until the Company’s 2027 annual meeting of stockholders and a respective successor has been duly elected and qualified, or until such director’s earlier termination of service.

Ms. Martin was appointed to the Audit Committee and the Strategy Committee. Mr. Mirviss was appointed to the Compensation Committee and the Corporate Governance and Nominating Committee.

The Board determined that Ms. Martin and Mr. Mirviss are independent in accordance with the requirements of the New York Stock Exchange. In addition, the Board has affirmatively determined that Ms. Martin and Mr. Mirviss qualify as independent in accordance with the additional independence rules established by the Securities and Exchange Commission (the “SEC”) and the NYSE.

There are no understandings or arrangements between Ms. Martin, Mr. Mirviss or any third parties pursuant to which they each were selected as a director. There are no related party transactions that would be required to be disclosed under Item 404(a) of Regulation S-K with respect to Ms. Martin or Mr. Mirviss. In addition, neither Ms. Martin nor Mr. Mirviss have any familial relationship with any director or executive officer of the Company.

Over three decades at Johnson & Johnson, both in the U.S. and internationally, Ms. Martin played a vital role in advancing the ambition of J&J MedTech, developing new categories and advancing standard of care for atrial fibrillation, stroke, and minimally invasive surgery. Most recently, she served as Company Group Chairman leading the Cardiovascular & Specialty Solutions (“CSS”) Group from 2022 to 2025. As a member of the J&J MedTech leadership team, she ran a diverse portfolio of high growth businesses including Electrophysiology, Neurovascular Intervention, Ear Nose and Throat, and Breast Aesthetics. Before that, Ms. Martin led the Ethicon Endo Surgery business where she was instrumental in establishing the Robotic and Digital Surgery portfolio foundations. Ms. Martin holds an MBA from Wake Forest University and a graduate degree in marketing from Normandy Business School. Ms. Martin also serves on the Board of Directors at H.B. Fuller.

Mr. Mirviss brings more than 35 years of healthcare industry leadership experience. Most recently, he served as Executive Vice President and Global President of Peripheral Interventions at Boston Scientific from 2020 to 2025, where he led a multi-billion dollar global business focused on therapies for vascular disease and cancer. In this role, he also had leadership responsibility for the Company’s Latin America and Canada regions, as well as its Government Affairs function. Previously, Mr. Mirviss served as Senior Vice President and Global President of Peripheral Interventions from 2013 to 2020, and as Global President of Peripheral Interventions from 2011 to 2013.. Prior to these roles, Mr. Mirviss held positions of increasing responsibility at Boston Scientific, including Group Vice President of Global Marketing for the Company’s Cardiology, Rhythm and Vascular businesses. Mr. Mirviss holds a B.I.S. in Marketing from the University of Minnesota and an MBA from the University of St. Thomas.

Ms. Martin and Mr. Mirviss will be compensated in accordance with the Company’s non-employee director compensation program, which compensation for the initial term will be prorated for the service period.

A copy of a press release issued on May 20, 2026 announcing Ms. Martin’s and Mr. Mirviss’ appointments and describing their backgrounds and qualifications is attached to this Current Report on Form 8-K as Exhibit 99.1.

Form of Non-Employee Director Restricted Stock Unit Agreement

On May 19, 2026, the Board approved a new form of equity award agreement under the Company’s 2025 Long-Term Incentive Plan to be used for future equity awards of restricted stock units to non-employee directors (the “Form of Non-Employee Director Restricted Stock Unit Agreement”), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Appointment of Principal Accounting Officer

On May 19, 2026, the Board appointed Kimberly Lockwood as Interim Corporate Controller and Interim Principal Accounting Officer of the Company effective June 1, 2026.

Ms. Lockwood, age 49, has served as the Company’s Senior Director, Financial Reporting and Controls since February 2025. Prior to this, she served as the Director, Financial Reporting and Controls since joining the Company in 2005. Prior to joining the Company, Ms. Lockwood was employed by PricewaterhouseCoopers LLP’s Assurance and Business Advisory Services group where she most recently served as an Assurance Manager. Ms. Lockwood is a certified public accountant and holds a Bachelor of Science degree in Accounting from Le Moyne College.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2026, the Board adopted and approved the amended and restated by-laws of the Company (the “By-laws”) to, among other things, make updates to reflect developments in Delaware law and current market practice, update the Company’s advance notice provisions regarding stockholder nominations of directors and submissions of proposals regarding other business, including to modify the permissible timeframe for receipt of stockholder notices to 90 to 120 days prior to the first anniversary of the date of the annual meeting of stockholders for the preceding year, require that, to be eligible to serve as a director, candidates must make themselves available to be interviewed by the Board (or any committee or other subset thereof) and make ministerial and conforming changes. The By-laws became effective immediately upon their approval by the Board.

This summary is qualified in its entirety by reference to the full text of the By-laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with the By-laws, for stockholder nominations of directors or submissions of proposals regarding other business to be brought before the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”), other than director nominations for inclusion in the Company’s proxy statement in accordance with the By-laws and proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, written notice must be received at the principal executive office of the Company not earlier than January 18, 2027 and not later than February 17, 2027.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on May 18, 2026, stockholders voted on three proposals and the final voting results are set forth below.

1.The following table sets forth the seven persons elected to serve until the 2027 annual meeting of stockholders and until a respective successor has been duly elected and qualified, or until such director’s earlier termination of service.

	Shares
Name	For	Withhold	Broker Non-Votes
Patrick J. Beyer	27,649,816	350,069	939,351
David Bronson	27,509,362	490,523	939,351
LaVerne H. Council	27,291,818	708,067	939,351
Charles M. Farkas	26,103,593	1,896,292	939,351
Mark Kaye	27,680,526	319,359	939,351
Kim Kelderman	27,663,316	336,569	939,351
Barbara J. Schwarzentraub	27,566,345	433,540	939,351

2.The advisory vote on the compensation of our named executive officers was approved.

Shares
For	Against	Abstain	Broker Non-Votes
26,230,404	1,742,683	26,798	939,351

3.The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2026 was approved.

Shares
For	Against	Abstain	Broker Non-Votes
27,295,501	1,636,906	6,829	0

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are included herewith:

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of CONMED Corporation
10.1	Form of Non-Employee Director Restricted Stock Unit Agreement
99.1	Press release dated May 20, 2026, issued by CONMED Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	CONMED CORPORATION
(Registrant)

By:	/s/ Hollie K. Foust
Name:	Hollie K. Foust
Title:	Executive Vice President, General Counsel and Corporate Secretary